TRANSAMERICA INVESTORS, INC.

Supplement dated January 26, 2006 to the Prospectus dated February 1, 2005, as previously supplemented

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Transamerica Premier Institutional Small/Mid Cap Value Fund

The following information supplements, amends and replaces the information in the Prospectus regarding Transamerica Premier Institutional Small/Mid Cap Value Fund (the “Fund”):

At a recent meeting, the Board of Directors of Transamerica Investors, Inc. approved certain changes to the principal investment strategies of the Fund to move the market capitalization of the Fund from the small/mid-cap value category to the small-cap value category. The Fund will invest at least 80% of its assets in equity securities of companies that have market capitalizations of at least $100 million to $2.5 billion at the time of purchase. In conjunction with the strategy change, the Fund’s benchmark index will be changed to the Russell 2000 Value Index and the Fund will be renamed “Transamerica Premier Institutional Small Cap Value Fund.”

All references to the Fund’s old name in the Prospectus are hereby changed to “Transamerica Premier Institutional Small Cap Value Fund.”

Accordingly, effective immediately, the first two paragraphs under “Principal Strategies and Polices” on page 1 of the Prospectus are hereby deleted and replaced with the following:

The Fund’s investment adviser, TIM, seeks to achieve this objective by investing, under normal conditions, at least 80% of the Fund’s assets in small-cap equity securities of domestic companies. The Fund defines small-cap equity securities as equity securities of companies whose market capitalization falls within the range of $100 million to $2.5 billion.

TIM generally will invest in small-cap value stocks with certain value characteristics, such as low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average, normalized net margins; returns on equity; returns on assets; free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies, and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

In addition, effective immediately, the last paragraph under “Principal Risks” is hereby deleted and replaced with the following:

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources; and their management may lack depth and experience. Such companies usually do not pay significant dividends and their securities may be less liquid than large companies.

Effective immediately, the paragraph under “Investor Profile” is hereby deleted and replaced with the following:

The Fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small-sized company stocks.

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Investors Should Retain This Supplement For Future Use

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